Exhibit 24

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a trustee of The Procter & Gamble U.K. 1-4-1 Plan, a Procter & Gamble Company employee benefit plan (the "UK Plan"), hereby constitutes and appoints Sharon E. Abrams his or her true and lawful attorney-in-fact, agent and authorized United States representative, with full power of substitution and resubstitution, for her in her name, place and stead in any and all capacities, to sign one or more Registration Statements under the Securities Act of 1933, as amended, on Form S-8 or such other form as such attorney-in-fact, may deem necessary or desirable, any amendments thereto, and all post-effective amendments and supplements to such registration statement, for the registration of securities in connection with the UK Plan, in such forms as she may approve, and to file the same with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorney-in-fact, agent and authorized United States representative full power and authority to do and perform each and every act and thing requisite and necessary to be done to the end that such Registration Statement or Registration Statements shall comply with the Securities Act of 1933, as amended, and the applicable Rules and Regulations adopted or issued pursuant thereto, as fully and to all intents and purposes as she might or could be in person, hereby ratifying and confirming all that said attorney-in-fact, agent and authorized United States representative or her substitute or resubstitute, may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, each of the undersigned has hereunto set his/her hand in the City of Newcastle upon Tyne, United Kingdom, on this 1st day of October 2002.


THE PROCTER & GAMBLE (U.K.) 1-4-1 PLAN


By: /S/ D. J. HAMMOND
    ------------------------------
    Mr. D J Hammond
    Director of The Procter & Gamble Share Incentive Plan Trustee Ltd., Trustee for The Procter & Gamble (U.K.) 1-4-1 Plan


By: /S/ L ULANOWSKI
    ------------------------------
    Ms L Ulanowski
    Director of The Procter & Gamble Share Incentive Plan Trustee Ltd., Trustee for The Procter & Gamble (U.K.) 1-4-1 Plan


By: /S/ T CORPS
    ------------------------------
    Mr. T Corps
    Director of The Procter & Gamble Share Incentive Plan Trustee Ltd., Trustee for The Procter & Gamble (U.K.) 1-4-1 Plan


By: /S/ C SIMMEN
    ------------------------------
    Ms. C. Simmen
    Director of The Procter & Gamble Share Incentive Plan Trustee Ltd., Trustee for The Procter & Gamble (U.K.) 1-4-1 Plan